                                  SCHEDULE 14C
                                 (RULE 14C-101)

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                    of 1934

Check the appropriate box:

[ ]    Preliminary Information Statement
[X]    Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                                VOYAGER ONE, INC.
                                -----------------
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which the transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


[ ]    Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                VOYAGER ONE, INC.
                             16 East Hinsdale Avenue
                               Hinsdale, IL 60521

                              INFORMATION STATEMENT

        PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                     REGULATIONS 14C PROMULGATED THEREUNDER

                  APPROXIMATE DATE OF MAILING: NOVEMBER 9, 2006

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                     THE BOARD OF DIRECTORS OF THE COMPANY.

                 WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

                               Hinsdale, Illinois
                                November 9, 2006

         This Information Statement is first being furnished on or about November 9, 2006, to the holders of record as of the close of business on October 27, 2006 (the "Record Date") of shares of Common Stock, par value $0.001 per share (the "Common Stock") of Voyager One, Inc., a Nevada corporation (the "Company"), to notify such stockholders that on October 3, 2006, the Company received written consents in lieu of a meeting of stockholders from holders of a majority of the shares of Common Stock to take certain actions as set forth in this Information Statement.

   THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.



                                         By Order of the Board of Directors,


                                         /s/ Sebastien C. DuFort
                                         -----------------------
                                         Sebastien C. DuFort, President and
                                             Director

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED OCTOBER 3, 2006.

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the following action has been taken pursuant to a written consent of the holders of a majority of the shares of Common Stock dated October 3, 2006 in lieu of a special meeting of the stockholders. Such action will be taken on or about November 30, 2006, 20 days after the mailing of this information statement.

1. To ratify the amendment to the Company's Articles of Incorporation to change the name of the Company from Voyager One, Inc. to Voyager Petroleum, Inc. On October 5, 2006 the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada. The Certificate of Amendment became effective on October 5, 2006. On October 11, 2006, the Company filed a Certificate of Correction to the Certificate of Amendment to change the effective date of the name change to December 8, 2006.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the record date of October 27, 2006, the Company's authorized capitalization consisted of 200,000,000 shares of Common Stock, par value $0.001 per share, of which 53,217,114 shares were issued and outstanding and 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which 1,000,000 shares of Series A Preferred Stock were issued and outstanding convertible into 1,000,000 shares of Common Stock. Unless as otherwise provided by law, all holders of the Company's issued and outstanding Series A Preferred Stock are entitled to vote with holders of Common Stock on matters presented to the Company's shareholders for a vote. The preferred stockholders are entitled to one hundred votes for each one share of Common Stock issuable upon conversion of the Series A Preferred Stock.

         Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, as a result of the voting rights of the common stockholders who hold at least a majority of the voting rights of all outstanding shares of capital stock as of October 3, 2006 who have voted in favor of the foregoing proposals by written consent dated October 3, 2006; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement. Castle Hill Advisory Group holds 7,123,310 shares of Common Stock, Sebastien DuFort holds 2,612,203 shares of Common Stock, Hedgemark Advisors, LLC holds 333,334 shares of Common Stock, Quest Manufacturing, Inc. holds 9,769,452 shares of Common Stock and Cathy A. Persin, also known as Cathy Persin, holds 1,825,242 shares of Common Stock. Combined, they hold 21,663,541 votes out of a total of 148,838,426 possible votes on each matter submitted to the common stockholders. Sebastien DuFort holds 500,000 shares of Series A Preferred Stock and Quest Manufacturing,
Inc. holds 500,000 shares of Series A Preferred Stock. Combined, they hold 100,000,000 votes out of a total of 148,838,426 possible votes since preferred stockholders are entitled to one hundred votes for each one share of Common Stock issuable upon conversion of the Series A Preferred Stock and they are entitled to vote with holders of Common Stock on matters presented to the Company's shareholders for a vote. Overall, there are 121,663,541 votes out of a total 148,838,426 possible votes. All of the aforementioned shareholders will have voted in favor of the foregoing proposals by written consent dated October 3, 2006.

         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on November 30, 2006.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to the Nevada Revised Statutes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 3, 2006, the number of and percent of the Company's Common Stock beneficially owned by:

         o        Our directors and nominees, naming them;
         o        Our executive officers;
         o All persons or entities known by us who beneficially own more than 5% or more of our voting Common Stock, and
         o All current directors and executive officers of the Company as a group.

         The Company believes that all persons in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

         A person is deemed to be the beneficial owner of securities that can be acquired by him or her within 60 days from October 3, 2006 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by the shareholder, but not those held by any other person, and which are exercisable or convertible within 60 days of October 3, 2006 have been exercised and converted.

---------------------------- -------------------------- -------------------------- --------------------------
                                                        COMMON STOCK               PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER     TITLE                      BENEFICIALLY OWNED         STOCK
---------------------------- -------------------------- -------------------------- --------------------------
John Lichter*                CEO and Director                      10,269,452 (1)             20.81% (2)

---------------------------- -------------------------- -------------------------- --------------------------
Sebastien DuFort*            President and Director                10,235,513 (3)             20.75% (2)

---------------------------- -------------------------- -------------------------- --------------------------
Jefferson Stanley*           Chief Financial Officer                2,333,334 (4)              4.59% (5)

---------------------------- -------------------------- -------------------------- --------------------------
Cathy A. Persin*             Vice President and                     1,825,242                  3.74% (6)
                             Corporate Secretary
---------------------------- -------------------------- -------------------------- --------------------------
Leslie T. Altavilla Rev.                                            2,992,500                  6.13% (6)
Trust Dtd. 3/28/03

---------------------------- -------------------------- -------------------------- --------------------------
Patrick & Anna Byrne                                                2,523,825                  5.17% (6)

---------------------------- -------------------------- -------------------------- --------------------------
*OFFICERS AND DIRECTORS AS                                         24,663,541 (8)             47.58% (8)
A GROUP (4 PERSONS)
---------------------------- -------------------------- -------------------------- --------------------------

(1) These shares are held indirectly through Quest Manufacturing, Inc., an entity wholly owned and controlled by John Lichter. Includes 500,000 shares of our Series A Preferred Stock which are convertible at the option of Quest into shares of our Common Stock on a one for one basis. Each share of our Series A Preferred Stock entitles the holder to 100 votes.
(2) Applicable percentage of ownership is based on a total of 49,338,426 shares of Common Stock outstanding as of October 3, 2006 which assumes that 500,000 shares of Series A Preferred Stock are converted into 500,000 shares of our Common Stock.
(3) 7,123,310 of these shares are held indirectly through Castle Hill Advisory Group, Inc., an entity wholly owned and controlled by Sebastien C. DuFort. Includes 500,000 shares of our Series A Preferred Stock held by Sebastien DuFort which are convertible at the option of the holder into shares of our Common Stock on a one for one basis. Each share of our Series A Preferred Stock entitles the holder to 100 votes.
(4) 333,334 of these shares are held indirectly through Hedgemark Advisors, LLC, an entity wholly owned and controlled by Jefferson G. Stanley. Includes 2,000,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Stanley which are currently exercisable.

(5) Applicable percentage of ownership is based on a total of 50,838,426 shares of Common Stock outstanding as of October 3, 2006 which includes 2,000,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Stanley which are currently exercisable.
(6) Applicable percentage of ownership is based on a total of 48,838,426 shares of Common Stock outstanding as of October 3, 2006.
(7) Anna and Patrick Byrne, husband and wife and members of the same household, own 264,226 of these shares in joint tenancy with rights of survivorship. 1,127,810 of these shares are held in an ira account for the benefit of Anna Byrne alone and 1,131,789 of these shares are held in an ira account for the benefit of Patrick Byrne alone. Anna and Patrick Byrne indirectly own the shares directly owned by the other since they are the sole beneficiaries on each other's ira accounts.
(8) Applicable percentage of ownership is based on a total of 51,838,426 shares of Common Stock outstanding as of October 3, 2006 which assumes 1,000,000 shares of our Series A Preferred Stock (500,000 shares each held by Quest and DuFort) are converted into 1,000,000 shares of our Common Stock and includes 2,000,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Stanley which are currently exercisable.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

         On October 3, 2006, holders of a majority of the shares of Common Stock of the Company approved the amendment to the Company's Articles of Incorporation to change the name of the Company from Voyager One, Inc. to Voyager Petroleum, Inc.(the "Name Change"). On October 5, 2006 the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada. The Certificate of Amendment became effective on October 5, 2006. On October 11, 2006, the Company filed a Certificate of Correction to the Certificate of Amendment to change the effective date of the name change to December 8, 2006.

         The Board of Directors believes that the Name Change is in the best interests of the Company because the new name better reflects the long-term growth strategy of the Company, including, the Company's expanded acquisition strategy which is expected to include petroleum oil blending, refining, bottling, and marketing companies and related assets. The Company expects the oil and gas sector to be its primary acquisition focus. The Certificate of Amendment to the Articles of Incorporation and the Certificate of Correction to the Certificate of Amendment of the Company is annexed hereto as Exhibit "A" and Exhibit "B", respectively.

                       WHERE YOU CAN FIND MORE INFORMATION

         The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2005 is being delivered to you with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB free of charge to any shareholder upon written request to Voyager One, Inc., 16 East Hinsdale Avenue, Hinsdale, IL 60521. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

Dated: November 1, 2006.

                                            By order of the Board of Directors,


                                            /s/ Sebastien C. DuFort
                                            -----------------------
                                            Sebastien C. DuFort, President and
                                             Director

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                VOYAGER ONE, INC.

         The undersigned, being the President of VOYAGER ONE, INC., a corporation existing under the laws of the State of Nevada (hereinafter referred to as the "Corporation"), does hereby certify under the seal of the said corporation as follows:

         1. The name of the Corporation is Voyager One, Inc.

         2. The Articles of Incorporation of the Corporation is hereby amended by replacing ARTICLE ONE in its entirety, with the following:

                                  "ARTICLE ONE
                                      NAME
             The name of the corporation is Voyager Petroleum, Inc."

         3. The Certificate of Amendment of the Articles of Incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of the Nevada Revised Statutes.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Sebastien C. DuFort, its President, this 4th day of October, 2006.


                                            VOYAGER ONE, INC.


                                            By: /s/ Sebastien C. DuFort
                                                --------------------------
                                                Sebastien C. DuFort, President

EXHIBIT B

                            CERTIFICATE OF CORRECTION
                                       TO
                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                VOYAGER ONE, INC.

         The undersigned, being the President of VOYAGER ONE, INC., a corporation existing under the laws of the State of Nevada (hereinafter referred to as the "Corporation"), does hereby certify under the seal of the said corporation as follows:

         1. The name of the Corporation is Voyager One, Inc.

         2. The description of the original documents for which this correction is being made is a Certificate of Amendment to the Articles of Incorporation.

         3. The filing date of the original document for which this correction is being made is October 5, 2006.

         4. The description of the inaccuracy or defect is that the original document set forth above contained an incorrect Effective Date.

         5. The correction of the inaccuracy of the defect is:

                  "Effective Date (Optional): December 8, 2006"

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Correction to be signed by Sebastien C. DuFort, its President, this 11th day of October, 2006.


                                    VOYAGER ONE, INC.


                                    By:  /s/ Sebastien C. DuFort
                                         --------------------------
                                         Sebastien C. DuFort, President